                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report: August 11, 2000

                                    333-26943
                            (Commission File Number)

                              MOLL INDUSTRIES, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                Delaware                            04-3084238
       (State or Other Jurisdiction         (I.R.S. Employer Identification No.)
               of Incorporation)

                              ANCHOR HOLDINGS, INC.
             (Exact Name of Registrant as Specified in Its Charter)

               Delaware                                 62-1427775
      (State or Other Jurisdiction          (I.R.S. Employer Identification No.)
         of Incorporation)

Tyson Place, Suite 200, 2607 Kingston Pike
        Knoxville, TN                                   37919-4048
(Address of Principal Executive Offices)               (Zip Code)

                                 (865) 329-5300
              (Registrant's Telephone Number, Including Area Code)


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                                    FORM 8-K
                                       OF
                              MOLL INDUSTRIES, INC.
                                       AND
                              ANCHOR HOLDINGS, INC.

ITEM 5.   OTHER EVENTS.

         Moll Industries, Inc., formerly known as Anchor Advanced Products, Inc. (the "Company"), and Anchor Holdings, Inc. have announced that the Company has closed the offer to purchase for cash and solicitation of consents (the "Offer") made with respect to its outstanding $100 million principal amount of 11- 3/4% Senior Notes due 2004 (the "Notes"). The Offer expired at 5:00 p.m., New York City time, on Tuesday, August 8, 2000 (the "Expiration Date") and the settlement in the amount of $42,500,000, plus accrued interest scheduled to occur on Thursday, August 10, 2000 was extended by one day and made on Friday, August 11, 2000 (the "Settlement Date")

         As of 5:00 p.m. on the Expiration Date, the Company had received tenders and consents with respect to $74,630,000 aggregate principal amount of Notes. Because this amount constituted more than the Required Consents needed to amend the Indenture for the Notes (the "Indenture"), the Company entered into a Supplemental Indenture, with the trustee under the Indenture (the "Trustee"). A copy of the Supplemental Indenture is attached hereto as Exhibit 4.1 and is incorporated herein by reference. The Supplemental Indenture amended the Indenture to, among other things, (i) permit the Company to enter into the Credit Facilities (as defined below), (ii) grant a security interest in certain of the Company's assets, which ranks junior to the security interest granted in connection with the Credit Facilities, to the Trustee acting on behalf of the holders of the Notes that remain outstanding after the Settlement Date, and
(iii) require the Company to offer to repurchase the remaining Notes with the proceeds of certain asset sales.

         In connection with the Offer, on the Settlement Date the Company entered into a revolving bank facility which provided for borrowings up to $50.0 million and a term bank facility in the amount of $35.0 million, each with Bank of America, N.A. (the "Credit Facilities").

         On August 11, 2000, the Company issued a press release relating to the completion of the Offer. A copy of the press release is attached hereto as
Exhibit 99.1 and is incorporated herein by reference.





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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

         Not Applicable.

         (b)  PRO FORMA FINANCIAL INFORMATION.

         Not Applicable.

         (c)  Exhibits

     Exhibit No.                            Exhibit
     -----------                            -------

          4.1                       Supplemental Indenture (excluding exhibits)

         99.1                       Press Release of the Company, dated August 11, 2000.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             MOLL INDUSTRIES, INC.

Date: August 11, 2000                        By:  /S/ WILLIAM W. TEEPLE
                                                 -----------------------
                                             William W. Teeple
                                             Chief Financial Officer


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ANCHOR HOLDINGS, INC.

Date: August 11, 2000                       By:  /S/ WILLIAM W. TEEPLE
                                            --------------------------
                                            William W. Teeple
                                            Chief Financial Officer


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                                  EXHIBIT INDEX

 Exhibit No.                        Exhibit
 -----------                        -------

 4.1                                Supplemental Indenture   (excluding exhibits)

99.1                                Press Release of the Company, dated August 11, 2000.